Exhibit 10.6

CGH MANAGEMENT HOLDINGS, LLC

2016 MANAGEMENT PLAN

Effective as of March 9, 2016

Amended and Restated as of January 1, 2020

Section 1.     Purpose and Definitions

(a)     The purpose of this CGH Management Holdings, LLC 2016 Management Plan is to promote the interests of the Company, Chobani and their respective Affiliates. This Plan is designed to enhance Chobani’s ability to attract and retain individuals and to encourage them to perform their duties and provide their services to positively affect the long-term growth, profitability and financial success of the Company, Chobani and their respective Affiliates by providing them with the opportunity to share in the future growth in value of the Company, Chobani and their respective Affiliates.

(b)     Except as herein defined, capitalized terms used herein but not otherwise defined shall have the meaning assigned to such terms in the LLC Agreement. The term:

“Administrator” means FHU US Holdings, LLC, the manager (as defined in §18-101(10) of the Act) of the Company (“Manager”), or such other committee, individual or individuals appointed or delegated authority pursuant to Section 2 to administer this Plan.

“Affiliate” means, with respect to any Person, any other Person controlled by, controlling or under common control with such Person. With respect to any Person who is an individual, “Affiliate” shall also include any member of such individual’s Family Group. For purposes of this Agreement, the Company, Chobani and Chobani’s subsidiaries shall not be deemed to be an Affiliate of any Member other than the Manager in the event that the Manager is a Member. For purposes of this definition, “control” shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of securities, by contract or otherwise and “controlling” and “controlled” shall be construed accordingly.

“Award” means, individually or collectively, a grant of Class B Units pursuant to the terms of this Plan and of the applicable Grant Agreement.

“Chobani” means Chobani Global Holdings, LLC, a Delaware limited liability company.

“Class B Unit” means a Class B Unit as defined in the LLC Agreement, and is intended to constitute a “profits interest” for federal income tax purposes.

“Company” means CGH Management Holdings, LLC, a Delaware limited liability company.

“Distribution” means each distribution made by the Company to a Member pursuant to the LLC Agreement or by the Company with respect to an Award under this Plan.

“Effective Date” means the effective date of this Plan, March 9, 2016.

“Eligible Person” means any employee, manager, officer, director, consultant or other service provider of the Company, Chobani or their respective Affiliates.

“Grant Agreement” means the written or electronic agreement evidencing an Award and the terms and conditions of such Award.

“LLC Agreement” means the Limited Liability Company Agreement of CGH Management Holdings, LLC, dated as of April 20, 2016, as amended from time to time.

“Member” means a Person holding a limited liability company interest in the Company who has been admitted as a Member in accordance with the terms of the LLC Agreement and the Act.

“Participant” means an Eligible Person granted an Award under this Plan.

“Participation Threshold” means, with respect to each Award, an amount determined, and adjusted from time to time, by the Administrator. A Participant will not be entitled to receive any Distributions in respect of an Award until the Administrator determines in its sole discretion that an amount of value equal to the Participation Threshold has been distributed after the Award’s date of grant in accordance with the terms of the Participant’s Grant Agreement and otherwise satisfies any requirements under this Plan, the Participant’s Grant Agreement and the LLC Agreement. Unless otherwise determined by the Administrator, the Participation Threshold applicable to Awards granted under this Plan will be applied consistently with the Participation Thresholds applicable to the Class B Units issued under the LLC Agreement, taking into consideration any classes, groups and series thereof. Notwithstanding anything to the contrary in this Plan, for purposes of the Class B Units, the term “Participation Threshold” shall not be administered in a manner inconsistent with the terms of the LLC Agreement and the actions of the Manager pursuant thereto. In the event that the Administrator determines that stated Participation Threshold could cause the Class B Units to fail to qualify as profits interests under Rev. Procs. 93-27 and 2001-43 as of the date of their issuance, then the Administrator shall consider in good faith modification or amendment to the Participation Threshold to cause the Class B Units to so qualify.

“Performance Goals” means one or more business criteria based on the performance of any individual, business unit, group, or entity (including, but not limited to the Company, Chobani, or their respective Affiliates), or any other performance criteria selected by the Administrator.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a governmental entity.

“Plan” means this CGH Management Holdings, LLC 2016 Management Plan, as it may from time to time be amended in accordance with Section 9 of this Plan.

“Replacement Plan Date” means the date on which the Company adopts the CGH Management Holdings, LLC 2020 Management Plan.

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“Sale of Chobani” means one or more of the following effected in a single transaction or series of transactions, whether or not related, with one or more independent third parties: (i) the sale, directly or indirectly, of all or substantially all of Chobani’s assets (including Equity Securities of Chobani’s Subsidiaries) or the assets of Chobani’s Subsidiaries, on a consolidated basis; (ii) the sale of the issued and outstanding Equity Securities of Chobani possessing 66 2/3% of the total combined voting power (other than voting rights accruing only in the event of a default or breach) of all classes of voting Securities of Chobani normally entitled to elect a new Chobani Manager; (iii) the merger or consolidation of Chobani or substantially all of Chobani’s Subsidiaries with one or more independent third parties in a transaction in which such independent third party(ies) thereafter control, directly or indirectly, the business and affairs of Chobani or the Subsidiaries party to such transaction; provided that a Public Sale shall not constitute a Sale of Chobani; or (iv) as long as the Administrator controls Chobani, the direct or indirect sale, transfer, assignment or other disposition (including by merger or consolidation), in one transaction or a series of related transactions, of equity or ownership interests of the Administrator representing more than 50% of the outstanding equity or ownership interests of the Administrator (other than to Persons who were members of Chobani or the Administrator on the Effective Date or affiliates (within the meaning of the Securities Act) of such Persons). For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting Securities, by contract or otherwise.

Section 2.     Administration. The Administrator shall have exclusive authority to operate, manage and administer this Plan in accordance with its terms and conditions and those of the LLC Agreement. The Administrator may make such rules and regulations and establish such procedures for the administration of this Plan as it deems appropriate. Without limiting the generality of the foregoing, the Administrator shall have the exclusive right and discretionary authority to: (a) determine the Participants to whom Awards are granted, provided that no Awards shall be granted on or after the Replacement Plan Date; (b) determine the number of Class B Units to be granted pursuant to each Award to a particular Participant; (c) determine the form and content of Grant Agreements; (d) determine the extent to which Awards have been forfeited in accordance with the terms of this Plan and under the applicable Grant Agreements; (e) determine the extent to which Performance Goals and/or other terms and conditions applicable to any Awards have been attained or satisfied; (f) accelerate the vesting of, or waive any attainment or satisfaction of, any such Performance Goals, terms or conditions relating to any Award; (g) interpret this Plan and the Grant Agreements, with such interpretations to be conclusive and binding on all Persons and otherwise accorded the maximum deference permitted by law; (h) determine the manner in which the value of an Award is to be calculated; (i) determine any other rights and obligations in respect of Class B Units subject to any Award; (j) satisfy, or cause to have satisfied, the Company’s obligations under this Plan; and (k) take any other actions and make any other determinations or decisions that the Administrator deems necessary or appropriate in connection with this Plan or a Grant Agreement, or the administration or interpretation of this Plan or Grant Agreements. Unless otherwise expressly provided hereunder, the Administrator, with respect to any Award, may exercise its discretion hereunder at any time, including at the time of the Award is granted or thereafter. The Administrator’s decisions and determinations need not be uniform and may be made selectively among Participants, whether or not they are similarly situated, including varying the rights and obligations of the Class B Units subject to any Award. In the event of any dispute or

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disagreement as to the interpretation of any provision of this Plan or a Grant Agreement, or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to this Plan or a Grant Agreement, the decision of the Administrator shall be final and binding upon all Persons. The Administrator shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under this Plan. The Administrator may delegate all or any of its responsibilities and powers under this Plan (and revoke any such delegation) to any committee appointed by the Administrator or any other Person or Persons selected by it, except to the extent prohibited by applicable law, rule or regulation. References herein to the Administrator shall be to any such committee or other delegate, to the extent of such delegation.

Section 3.     Eligibility and Grant of Awards. The Administrator shall, as reflected by the terms of the Grant Agreements and in its sole discretion, authorize the grant of Awards to Eligible Persons. However, no Awards shall be granted on or after the Replacement Plan Date. Each Grant Agreement shall contain such other terms, provisions and conditions not inconsistent with this Plan or the LLC Agreement as shall be determined by the Administrator. The terms and conditions of Awards need not be uniform among Participants. The Participant under a given Grant Agreement shall take whatever additional actions and execute whatever additional documents the Administrator may deem necessary or advisable in order to carry out or give effect to one or more of the obligations or restrictions imposed on the Participant pursuant to the provisions of this Plan, the Participant’s Grant Agreement and/or the LLC Agreement.

Section 4.     Number and Terms of Class B Units Subject to Awards.

(a)     The maximum number of Class B Units with respect to which Awards may be granted under this Plan shall be determined by the Manager from time to time, subject to adjustment in accordance with the provisions of Section 7, and in any event shall be sufficient to satisfy the terms and conditions of any and all outstanding Awards.

(b)     To the extent any Class B Units subject to any Award fail to vest or are cancelled, terminated, expired, exchanged or forfeited, (i) prior to the Replacement Plan Date, such Class B Units shall again be available under this Plan, except as otherwise provided in this Plan, a Participant’s Grant Agreement or any other agreement to which the Company is a party, but shall cease to be available on or after the Replacement Plan Date and (ii) on or after the Replacement Plan Date, such Class B Units shall not be available under this Plan.

(c)     Awards may be based on vesting requirements as determined by the Administrator in its sole and absolute discretion. Vesting of Awards may be based on the passage of time and/or upon the extent of attainment of Performance Goals and/or satisfaction of any other terms and conditions (such as continued employment or service with the Company, Chobani or their respective Affiliates) determined by the Administrator when the Award is granted and set forth in the Grant Agreement.

(d)     Unless otherwise provided hereunder or in the applicable Grant Agreement, or by the Administrator, to the extent any Award has not vested or does not vest hereunder or under the applicable Grant Agreement prior to or concurrently with the termination of a Participant’s employment or other services with the Company, Chobani or their respective Affiliates, such Award shall, without any further action, be forfeited upon such termination.

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(e)     Distributions in respect of the Class B Units subject to Awards shall be handled in accordance with the terms of the Participant’s Grant Agreement and the LLC Agreement.

Section 5.     Restrictions on Transfer. Class B Units covered by an Award may not be transferred except pursuant to a Participant’s last will and testament or the laws of descent and distribution in the absence of a prior written consent of the Manager.

Section 6.     No Guarantee of Tax Treatment. The Class B Units subject to Awards granted under this Plan are intended to be treated as a “profits interest” for federal income tax purposes pursuant to Revenue Procedures 93-27 and 2001-43 when granted. Notwithstanding any provisions of this Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that any Award intended to be a profits interest shall be so treated for tax purposes, and none of the Administrator, the Company, Chobani or their respective Affiliates shall have any responsibility or liability to any Person with respect to the tax consequences if they are not so treated. In general, none of the Administrator, the Company, Chobani or their respective Affiliates make any representations as to tax consequences of any compensation or benefits provided hereunder. A Participant is solely responsible for any and all income, excise or other taxes imposed on Participant with respect to any and all compensation or other benefits provided to Participant pursuant to an Award under this Plan. None of the Administrator, the Company, Chobani or their respective Affiliates have any duty or obligation to, and do not undertake to, provide tax advice or to minimize the tax consequences of an Award to the holder of such Award. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.

Section 7.     Adjustments to Awards. In the event that the Administrator shall determine that any Distribution (whether in the form of cash, Class B Units, other securities or any other property), recapitalization, Class B Unit split, reverse Class B Unit split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Class B Units or other securities of the Company, issuance of warrants or other rights to purchase Class B Units or other securities of the Company, or other similar corporate transaction or event affects the Class B Units such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of (a) the securities of the Company subject to this Plan, (b) the number and type of Class B Units or other securities of the Company subject to this Plan and which thereafter may be made the subject of Awards under this Plan, (c) the number and type of Class B Units or other securities of the Company subject to outstanding Awards, and (d) the grant or purchase price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that any fractional interests resulting from the adjustment may, in the Administrator’s sole discretion, be eliminated. In the event of a Sale of Chobani (as defined in the Grant Agreement) under clause (iv) of such definition, the Manager shall have the right, but not the obligation, to assume the Company’s obligations under the Plan by any means it shall determine, including by purchasing outstanding Class B Units and/or making appropriate adjustments to the Class B Units, in order to satisfy its assumed obligations.

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Section 8.     Rights as a Member. A Participant shall not have any rights as a Member with respect to any Class B Units covered by any Award until such Participant shall have (a) become the holder of record of such Class B Units, (b) executed a joinder agreement to the LLC Agreement as provided for by the Company and (c) executed any such other documents as the Administrator or Company shall deem reasonably necessary.

Section 9.     Amendment and Termination. The Administrator may, at any time, modify, amend, suspend or terminate this Plan or any outstanding Award without the prior consent of any Participant; provided, however, that no modification, amendment, suspension or termination may materially adversely affect the terms of any Award previously granted without the prior written consent of the affected Participant unless otherwise permitted by this Plan or the LLC Agreement.

Section 10.     No Rights to Continued Employment or Service or to Award. Nothing in this Plan or in any Award granted pursuant to this Plan or any Grant Agreement shall confer on any Person any right to employment or continued service with the Company, Chobani or their respective Affiliates, or interfere in any way with the right of the Company, Chobani or their respective Affiliates to terminate or change the terms of any Person’s employment or service at any time. No Person shall have any right to receive any Award under this Plan. If an Eligible Person has received the grant of an Award, such grant shall not give that Eligible Person any right to receive any additional Award in the future.

Section 11.     409A Compliance. It is the intention of the Company that this Plan shall be exempt from, or otherwise comply with, the provisions of Section 409A of the Internal Revenue Code (“Section 409A”), as in effect as of this Plan’s Effective Date or as subsequently modified. In the event that Section 409A would impose a detriment on the Participants, taken as a whole, with respect to Awards, then the Administrator shall consider in good faith modifications or amendments to this Plan intended to eliminate or ameliorate such detriment; provided that, in no event shall the Administrator be required to modify or amend this Plan in any manner. Neither the Administrator, the Company, Chobani nor their respective Affiliates shall have any liability to a Participant, or to any other Person, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Administrator or the Company and, in the event that any amount or benefit under this Plan becomes subject to penalties under Section 409A, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Administrator, the Company, Chobani or their respective Affiliates.

Section 12.     Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Plan shall be in writing and shall be deemed to have been given or made (a) when delivered personally to the recipient, (b) upon confirmed transmission, when delivered by facsimile or by means of electronic mail to the recipient, provided that if delivered by facsimile or electronic mail after 5:00 p.m. New York, New York time, delivery will be deemed to have occurred on the next business day, or (c) when delivered by overnight courier, when delivery is made according to the records of such courier. Such notices, demands, and other communications shall be sent to the Company at the following address and to Participant at the address for Participant set forth from time to time in the books and records of the Company, Chobani or their respective Affiliates, or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice pursuant to this Section 12 to the sending party.

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CGH Management Holdings, LLC

c/o Chobani Global Holdings, LLC

200 Lafayette St., FL #6

New York, New York 10012

Attention: Office of General Counsel

E-mail:

Section 13.     Binding on Successors. This Plan shall be binding upon the Company, all Participants, any other Person having an interest herein, and their respective assigns and successors in interest.

Section 14.     Severability. The provisions of this Plan and any Grant Agreement shall be deemed severable. The invalidity or unenforceability of any provision of this Plan or a Grant Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Plan or Grant Agreement, as applicable, in such jurisdiction or the validity, legality or enforceability of any provision of this Plan or any such Grant Agreement, as applicable, in any other jurisdiction, it being intended that all rights and obligations of all Persons having an interest in this Plan or any Grant Agreement shall be enforceable to the fullest extent permitted by applicable law.

Section 15.     Third Party Beneficiaries. Except as expressly provided in this Plan or a Grant Agreement, no term or provision of this Plan or any such Grant Agreement is intended to be, or shall be, for the benefit of any Person not a Participant or a party to a Grant Agreement, and no such other Person shall have any right or cause of action thereunder.

Section 16.     Unfunded Plan. This Plan is unfunded. Neither the Company, Chobani nor their respective Affiliates shall have any obligation to segregate any assets in connection with or as a result of this Plan.

Section 17.     Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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FORM OF GRANT AGREEMENT

UNDER THE CGH MANAGEMENT HOLDINGS, LLC INCENTIVE PLAN

(Class B Common Units Series [                    ])

THIS GRANT AGREEMENT (this “Agreement”) is made as of [                    ] (the “Grant Date”), by and between CGH Management Holdings, LLC, a Delaware limited liability company (the “Company”), and the Person identified on the signature page attached hereto (“Grantee”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in Section 4 of this Agreement, or the signature page of this Agreement or, if not otherwise defined herein, the meanings ascribed to such terms in the Plan or the LLC Agreement.

WHEREAS, the Company maintains the CGH Management Holdings, LLC Incentive Plan, as it may be amended and restated from time to time (the “Plan”), which is incorporated into and forms a part of this Agreement, and Grantee has been selected by the Administrator to receive an Award under the Plan;

WHEREAS, the Company and Grantee desire to enter into this Agreement pursuant to which, on the terms and subject to the conditions contained herein, Grantee will acquire from the Company, and the Company will grant to Grantee, a number of Class B Common Units Series [                    ] (the “Incentive Units”) in consideration for Grantee providing services to or for the benefit of the Company, Chobani or their respective Affiliates; and

WHEREAS, this Agreement is an Equity Agreement as defined in the LLC Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.     Grant of Incentive Units.

(a)     Upon the terms and conditions set forth in this Agreement, the Company hereby grants to Grantee: a total of [        ] Incentive Units, [                    ] of which (representing 50% of all Incentive Units awarded to Grantee hereunder) shall be subject to time vesting in accordance with Section 2(a) below (the “Time Vesting Units”), and [                    ] of which (representing 50% of all Incentive Units awarded to Grantee hereunder) shall be subject to performance vesting in accordance with Section 2(b) below (the “Performance Vesting Units”).

(b)     Prior to the end of the thirtieth (30th) day after the Grant Date, Grantee will file an effective election with the Internal Revenue Service under Section 83(b) of the Code, in the form of Exhibit A attached hereto.

(c)     The initial “Participation Threshold” for purposes of the LLC Agreement with respect to each Incentive Unit shall be $[        ]. The Incentive Units issued hereunder are designated as Class B Common Units Series [                    ] and the parties hereto intend for the treatment of the Incentive Units granted under this Agreement to be consistent with Revenue Procedures 93-27 and 2001-43.

(d)     In connection with the issuance of the Incentive Units hereunder, Grantee represents and warrants to the Company that as of the date hereof:

(i)     The Incentive Units to be acquired by Grantee pursuant to this Agreement are acquired by Grantee at no cost to Grantee and for no value provided by Grantee.

(ii)     The terms of this Agreement have not been negotiated by the Grantee, nor has the Grantee had any influence on the Company’s decision to grant the Incentive Units to Grantee or the number of Incentive Units granted. Additionally, the Grantee understands and agrees that Grantee can neither accept nor reject the grant of Incentive Units as such grant is involuntary in nature.

(iii)     The Incentive Units to be acquired by Grantee pursuant to this Agreement will be acquired for Grantee’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state or foreign securities laws, and the Incentive Units will not be disposed of in contravention of the Securities Act or any applicable state or foreign securities laws.

(iv)     This Agreement constitutes the legal, valid and binding obligation of Grantee, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Grantee does not and will not conflict with, violate or cause a breach of any agreement or instrument to which Grantee is a party or subject or any judgment, order or decree to which Grantee is subject.

(v)     Grantee provides services to the Company, Chobani or one of their respective Affiliates, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Incentive Units, and has determined that the Incentive Units are suitable to receive and hold.

(vi)     Grantee has the financial ability to bear the economic risk of the Incentive Units (including the possibility of a complete loss of the Incentive Units), has adequate means for providing for Grantee’s current needs and contingencies and has no need for liquidity with respect to the Incentive Units.

(vii)     If the Company has notified Grantee (including, without limitation, by a notice set forth on the signature page attached hereto) that it is relying or may rely on an exemption pursuant to Regulation D of the Securities Act for the issuance of the Incentive Units to Grantee, Grantee is an “accredited investor” within the meaning of Regulation D of the Securities Act.

(viii)     Grantee fully understands and agrees that Grantee must bear the economic risk associated with the Incentive Units for an indefinite period of time because, among other reasons, the Incentive Units have not been registered under the Securities Act or under applicable state or foreign securities laws and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless either (A) subsequently registered under the Securities Act and under the applicable state and foreign securities laws or (B) an exemption from such registration is available. Grantee understands the Company is under no obligation to register the Incentive Units on Grantee’s behalf or to assist Grantee in complying with any exemption from registration under the Securities Act or any applicable state or federal securities laws. Additionally, Grantee understands that even in the event that (A) or (B) above applies, Transfer of the Incentive Units is further restricted by this Agreement and the LLC Agreement, which only permits Transfers of Incentive Units pursuant to a Grantee’s last will and testament or the laws of descent and distribution in the absence of the prior written consent of the Manager.

(ix)     Grantee (A) has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Company’s issuance of the Incentive Units, (B) has had full access to such other information concerning the Company and its Affiliates as Grantee has requested in connection with the acquisition of the Incentive Units and (C) has received and reviewed a copy of each of the Transaction Documents.

(x)     To the extent deemed necessary and appropriate in Grantee’s judgment, Grantee has consulted with outside tax counsel, and Grantee acknowledges and agrees that neither the Company nor the Manager, or any of their respective Affiliates or representatives, shall have any liability or obligation to Grantee with respect to any tax liabilities arising as a result of Grantee’s acquisition of the Incentive Units or status as a Member of the Company or a Participant in the Plan.

(xi)     Grantee is neither party to, nor bound by, any employment agreement, consulting agreement, non-compete agreement or non-solicitation agreement that would conflict with Grantee’s obligations under the Transaction Documents, status as a Member, or to the Company, Chobani or any of their respective Affiliates to which Grantee is providing, or may in the future provide, services.

(xii)     Grantee is a resident of the city, state and country indicated in Grantee’s Address on the signature page hereto.

(xiii)     Grantee acknowledges and agrees that Grantee received and reviewed a copy of the LLC Agreement and the Plan. Grantee further acknowledges and agrees that the Incentive Units are subject to the terms and conditions of the LLC Agreement and the Plan.

(e)     Grantee acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with the Company’s obligations under applicable securities laws and the issuance of the Incentive Units to Grantee hereunder is intended to be exempt from registration under the Securities Act, including pursuant to Section 4(a)(2), Regulation D or Rule 701 thereunder or otherwise.

(f)     As an inducement to the Company to issue the Incentive Units to Grantee, and as a condition thereto, Grantee acknowledges and agrees that neither the issuance of the Incentive Units to Grantee nor any provision contained in this Agreement, the LLC Agreement or the Plan shall entitle Grantee to remain in the service of the Company, Chobani or any of their respective Affiliates or affect the right of the Company, Chobani or any of their respective Affiliates to terminate any service relationship with Grantee, including but not limited to any employment relationship, at any time, with or without cause, with or without notice, for any reason or no reason.

(g)     If Grantee is lawfully married as of the date hereof, Grantee’s spouse shall execute and deliver to the Company the Consent in the form of Exhibit B attached hereto (the “Consent”). No spouse executing the Consent or any such writing solely by reason of such spouse’s “community property” interest in the Incentive Units and the immediately preceding sentence, shall be considered to be a “Member” under the LLC Agreement for any purposes whatsoever. The Company’s obligation to consummate the issuance of the Incentive Units pursuant to this Section 1 is conditioned upon Grantee’s spouse executing and delivering such Consent concurrently herewith, if applicable.

(h)     Concurrently with the execution of this Agreement, Grantee shall execute and deliver to the Company a counterpart signature page to the LLC Agreement. The Company’s obligation to consummate the issuance of the Incentive Units pursuant to this Section 1 is conditioned upon Grantee executing and delivering such counterparts concurrently herewith.

(i)     The Company and Grantee hereby acknowledge and agree that this Agreement has been executed and delivered, and the Incentive Units have been issued hereunder, pursuant to the Plan and the LLC Agreement.

2.     Vesting of Incentive Units.

(a)     Time-Vesting Units. The Time Vesting Units shall vest in accordance with the following schedule, subject to Grantee’s continued service with the Company, Chobani or any of their respective Affiliates on the applicable Vesting Date: [                    ].

There shall be no proportionate or partial vesting in the periods prior to the applicable Vesting Date and all vesting shall occur only on the appropriate Vesting Date if Grantee is then providing services to the Company, Chobani or any of their respective Affiliates.

(b)     Performance Vesting Units. The Performance Vesting Units will vest on the Vesting Date below for each of the Company’s fiscal years ended as follows: [                    ] (collectively, the “Performance Periods”).

If Chobani achieves the Performance Goal (as defined in the Plan) established for each such Performance Period (each, the “Applicable Target”) and Grantee is then providing services to the Company, Chobani or any of their respective Affiliates on the last date of the applicable Performance Period. The Applicable Target for (i) the 2016 Performance Period shall be Chobani having achieved positive EBITDA of at least $[        ], and (ii) the 2017 Performance Period shall be Chobani having achieved positive EBITDA of at least $[        ]. The foregoing notwithstanding, the Administrator may, at its sole discretion, use alternative Performance Goals with respect to any future Performance Period, with any such goal being considered to be an Applicable Target hereunder. There shall be no proportionate or partial vesting in the periods prior to the applicable Vesting Date.

The Applicable Targets for any Performance Period after 2017 will be determined by the “manager” (as defined in section 18-101(10) of the Act) of Chobani (the “Chobani Manager”) in good faith in or about November of the immediately preceding fiscal year. For the sake of clarity, Grantee must be providing services to the Company, Chobani or any of their respective Affiliates on the last day of any applicable Performance Period in order for any Performance Vesting Units to vest under this Section 2(b) during any applicable Performance Period.

If Chobani achieves at least the Minimum Target (as defined below) for a Performance Period and Grantee is then providing services to the Company, Chobani or any of their respective Affiliates on the last date of the applicable Performance Period, the Vesting Percentage (as defined below) of all the Performance Vesting Units and all outstanding Carry Forward Units (as defined below) eligible to vest in that Performance Period shall vest.

The “Minimum Target” means (i) for the 2016 Performance Period, $[        ], and (ii) for the 2017 Performance Period, $[        ], and (ii) for any Performance Period after 2017, such percentage of the Applicable Target for such Performance Period as determined by the Administrator in good faith when the Applicable Target for such Performance Period is determined by the Chobani Manager.

The “Vesting Percentage” means: (i) for the 2016 Performance Period, the corresponding percentage of the Applicable Target that has been achieved with respect to the 2016 Performance Period, (ii) for the 2017 Performance Period, a percentage calculated as follows (i.e. if the Minimum Target is achieved, commence vesting at 25% of the Performance Vesting Units and straight-line to 100% based on the percentage by which the Applicable Target is achieved with respect to the 2017 Performance Period):

Payout % = 100% –	(100% – 25%	)	× ($[ ] – Actual EBITDA)
$[ ] – $[ ]

and, (iii) for any Performance Period after 2017, such percentage as determined by the Chobani Manager in good faith when determining the Applicable Target for such Performance Period.

If at least the Minimum Target for a particular Performance Period has been achieved, for the next two succeeding Performance Periods, the unvested portion of the Performance Vesting Units first eligible to vest in such Performance Period (the “Carry Forward Units”) will be eligible to vest to the extent the Applicable Targets are achieved in any such two subsequent Performance Periods as set forth above and as demonstrated in the example set forth on Exhibit C of this Agreement. Any Carry Forward Units that do not vest in accordance with the immediately preceding sentence shall be automatically forfeited.

For purposes of this Agreement, achievement of Performance Goals for each applicable Performance Period will be determined by the Administrator based on the final audit by Chobani’s independent certified public accountants of Chobani’s consolidated financial statements for the applicable Performance Period by the 15th day following the delivery of such final audit (each, a “Determination Date”).

(c)     Accelerated Vesting of Time Vesting Units Upon a Sale of Chobani. Upon the occurrence of a Sale of Chobani, all Time Vesting Units that have not vested shall vest as of the date of consummation of such Sale of Chobani, if, as of such date, Grantee is employed by the Company or any of its Subsidiaries.

(d)     Accelerated Vesting of Performance Vesting Units and Carry Forward Units Upon a Sale of Chobani. Upon the occurrence of a Sale of Chobani, the portion, if any, of the Performance Vesting Units (including any Carry Forward Units, as applicable), that have not yet had an opportunity to vest because the applicable Performance Period has not closed (the “Eligible Units”) will vest in an amount equal to the product of (i) the number of the Eligible Units multiplied by (ii) a fraction, (A) the numerator of which is the aggregate number of Performance Vesting Units (including any Carry Forward Units, as applicable) that have previously vested in the Performance Period(s) preceding the Performance Period that includes the Sale of Chobani in accordance with Section 2(b) of this Agreement, and (B) the denominator of which is the aggregate number of the Performance Vesting Units (including any Carry Forward Units, as applicable) that were eligible to vest in the Performance Period(s) preceding the Performance Period that includes the Sale of Chobani, provided that, in the event that Chobani’s Total Equity Value as of the date of the Sale of Chobani equals or exceeds $[        ], 100% of the Performance Vesting Units (including any Carry Forward Units, as applicable) will vest as of the consummation of such Sale of Chobani. Any Performance Vesting Units (including any Carry Forward Units, as applicable) that do not vest on such Sale of Chobani shall be automatically forfeited on the date of the consummation of such Sale of Chobani.

(e)     Notwithstanding anything contained herein or in the Plan, you must be continuously employed by Chobani through the first anniversary of your hire date in order to be eligible to receive any Time Vesting Units or Performance Vesting Units hereunder. If you are terminated prior to the one-year anniversary of your hire date, you will forfeit all Time Vesting Units and Performance Vesting Units, regardless as to whether or not a Vesting Date has occurred. All Performance Vesting Units that do not vest in accordance with this Section 2 shall be automatically forfeited.

3.     Forfeiture; Repurchase Option.

(a)     Notwithstanding anything to the contrary herein, in the event of a Separation Event, (i) each unvested Incentive Unit shall be automatically forfeited as of the effective date of the Separation Event for no consideration (including, without limitation, any

Carry Forward Units) and (ii) if such Separation Event results from the termination of Grantee’s employment with Cause, then each vested Incentive Unit shall also be automatically forfeited as of the effective date of the Separation Event for no consideration. Each unvested Incentive Unit that is a Performance Vesting Unit shall be automatically forfeited on the date that it is no longer eligible to performance vest under Section 2.

(b)     Subject to the terms of Section 3(a) above, in the event of a Separation Event, the vested Incentive Units and other Grantee Securities issued with respect to such vested Incentive Units (collectively, the “Eligible Grantee Securities”) (whether held by Grantee or one or more of Grantee’s Transferees, other than the Company) will be subject to repurchase, in each case, by the Company pursuant to the terms and conditions set forth in this Section 3 (the “Repurchase Option”). The Company may assign its repurchase rights set forth in this Section 3 to any of the Founder Investors or Chobani, and any such assignee thereof be treated as the Company for purposes of this Section 3 with respect to any repurchase of the Eligible Grantee Securities. If there is a Public Offering and the Securities of the Registered Company are distributed to the holder of Eligible Grantee Securities in connection therewith, then such Registered Company will be treated as the Company for purposes of this Section 3 with respect to any repurchase of the Registered Company’s Securities. “Founder Investors” means (i) FHU US Holdings, LLC and (ii) to the extent designated as a “Founder Investor” by the manager of FHU US Holdings, LLC, a permitted transferee of the foregoing Persons in accordance with the terms of the limited liability company agreement of Chobani, in each case only so long as such Person continues to hold units of Chobani.

(c)     The Repurchase Option shall be exercised as follows: Beginning as of the effective date of Grantee’s Separation Event and continuing for a period ending 300 days thereafter (the “Repurchase Option Period”), the Company may elect to purchase all or any portion of the Eligible Grantee Securities pursuant to this Section 3 by delivering written notice (a “Company Repurchase Notice”) to the holder or holders of such Eligible Grantee Securities. The Company Repurchase Notice will set forth the number and type of Eligible Grantee Securities to be acquired from each holder, the aggregate consideration to be paid for such designated Eligible Grantee Securities and the time and place for the closing of the transaction.

(d)     The “purchase price” payable by the Company shall be equal to the Fair Market Value of each Eligible Grantee Security to be purchased. The Fair Market Value of such Eligible Grantee Securities shall be determined as of the date of the Company Repurchase Notice.

(e)     The closing of the purchase of the Eligible Grantee Securities pursuant to an exercise of the Repurchase Option shall take place not later than 30 days after the expiration of the Repurchase Option Period (the “Closing”).

(f)     The consideration for any repurchase of Eligible Grantee Securities shall be cash, promissory notes, Equity Securities of Chobani and/or any other form of consideration and any combination thereof, in each case at the Company’s discretion. The consideration for the repurchase of Eligible Grantee Securities shall be paid to Grantee (i) in the case of a repurchase for cash consideration, by wire transfer of immediately available funds; (ii) in the case of repurchase for a promissory note of the Company or Chobani (A) by delivery of a subordinated promissory note issued by the Company or Chobani with terms reasonably determined by the Administrator, bearing interest at a rate per annum equal to not less than the Base Rate, which interest shall be payable upon maturity of the note, and the principal balance of which shall become due and payable on the earlier to occur of a Sale of Chobani and the fifth (5th) anniversary of the date of issuance of the note; and (iii) in the case of a repurchase for Equity Securities of Chobani, by delivery of such documents, instruments and conveyances necessary therefor (it being acknowledged that such Equity Securities of Chobani may not be certificated), provided that Grantee shall be required to execute and deliver (it being acknowledged by Grantee that the Manager may perform any such execution and delivery on behalf of Grantee in accordance with the power of attorney granted by Grantee to the Manager pursuant to Section 9.9 of the LLC Agreement) any agreements, documents and instruments necessary for Grantee to (x) be admitted as a member of Chobani pursuant to Chobani’s limited liability company agreement and (y) become bound by the repurchase terms (and any other terms as may be determined the Administrator in its discretion) relating to such Equity Securities of Chobani set forth in any applicable profits interest or similar agreement between Chobani and the Company. The aggregate purchase price payable to Grantee for Eligible Grantee Securities by the Company, shall be less any amounts owed by Grantee to the Company, Chobani or any of their respective Affiliates. The Company will be entitled to receive customary representations and warranties from the sellers of the Eligible Grantee Securities regarding such sale.

(g)     Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Eligible Grantee Securities pursuant to the Repurchase Option shall be subject to applicable restrictions contained in the Act, and in the Company’s and its Affiliates’ debt and equity financing agreements. If any such restrictions prohibit (i) the repurchase of Eligible Grantee Securities as otherwise provided in this Agreement or (ii) dividends, distributions or other transfers of funds from one or more Affiliates to the Company to fund such repurchases, then the Closing of such repurchase shall be delayed until a reasonable time after expiration or termination of such restrictive prohibitions.

(h)     In the event Grantee is party to any non-disclosure, non-solicitation or non-competition contract or agreement between Grantee and the Company, Chobani or any of their respective Affiliates (a “Restrictive Agreement”), and Grantee breaches such agreement, if Grantee’s Incentive Units have not previously been forfeited, then all Incentive Units granted hereby shall be immediately forfeited and cancelled as of the date of such violation without any consideration being paid therefor and without any further action required by the Company whatsoever. If any of Grantee’s Incentive Units have previously been repurchased by the Company, and subsequent thereto Grantee breaches a Restrictive Agreement such that Grantee’s Incentive Units would have been forfeited as provided above had they not been repurchased, then Grantee will repay all proceeds received by Grantee in consideration for such repurchase to the applicable purchaser(s) thereof.

(i)     The provisions of this Section 3 will terminate with respect to all Grantee Securities upon a Sale of Chobani. The provisions of this Section 3 (other than Section 3(h)) will terminate upon an initial Public Offering of Chobani with respect to all Securities of the Registered Company received in exchange for the Grantee Securities.

4.     Definitions.

“Act” means the Delaware Limited Liability Company Act, Title 6, sections 18-101, et seq., as it may be amended from time to time, and any successor thereto.

“Cause” means, for purposes of this Agreement, one or more of the following: (a) Grantee’s refusal or material failure to perform Grantee’s job duties and responsibilities (other than by reason of Grantee’s serious physical or mental illness, injury, or medical condition); (b) Grantee’s failure or refusal to comply in any material respect with policies of Grantee’s employer or lawful directives of Grantee’s direct supervisor and/or department head (or comparable officer); (c) Grantee’s material breach of any contract or agreement between Grantee and the Company, Chobani or any of their respective Affiliates (including but not limited to this Agreement and any employment, severance, restrictive covenants or similar agreement, including a Non-Competition Agreement); (d) Grantee’s material breach of any statutory duty, fiduciary duty or any other obligation that Grantee owes to the Company, Chobani or any of their respective Affiliates; (e) Grantee’s commission of an act of fraud, theft, embezzlement or other unlawful act against the Company, Chobani or any of their respective Affiliates, or involving the property or assets (including, without limitation, the products) of the Company, Chobani or any of their respective Affiliates; (f) Grantee engaging in unprofessional, unethical or other acts that materially discredit the Company, Chobani or any of their respective Affiliates or are materially detrimental to the reputation, character or standing of the Company, Chobani or any of their respective Affiliate, or the property or assets (including, without limitation, the products) of the Company, Chobani or any of their respective Affiliates; or (g) Grantee’s indictment or conviction or plea of nolo contendere or guilty plea with respect to any felony or crime of moral turpitude. For purposes of this definition of Cause, the terms “Company” and “Chobani” shall include each of their respective parents and other Affiliates, together with their respective successors and assigns, and express references to Affiliates of the Company or Affiliates of Chobani in this definition are included for avoidance of doubt.

“Chobani” means Chobani Global Holdings, LLC, a Delaware limited liability company, its successors and assigns.

“Chobani LLC Agreement” means the Limited Liability Company Agreement of Chobani Global Holdings, LLC, as it may be amended from time to time.

“EBITDA” means Chobani’s earnings before interest, taxes, depreciation and amortization. The Chobani Manager will equitably adjust the EBITDA target in any Performance Period to take into account any acquisitions, dispositions or other one-time or extraordinary event(s) not contemplated when the performance target was established.

“Fair Market Value” means, with respect to an Incentive Unit and other Eligible Grantee Securities, the fair value of such Incentive Unit and other Eligible Grantee Securities as determined in good faith by the Manager in accordance with the LLC Agreement.

“Grantee Securities” means all Incentive Units, whether vested or unvested, at any time held by Grantee. Grantee Securities will continue to be Grantee Securities in the hands of any holder other than Grantee (except for the Company and Transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Grantee Securities will succeed to all rights and obligations attributable to Grantee as a holder of Grantee Securities hereunder (with the vesting conditions continuing to apply in accordance with the terms). Grantee Securities will also include equity of the Company or Chobani (or a corporate successor to the Company or Chobani or an Affiliate of the Company or Chobani) issued with respect to Grantee Securities. Notwithstanding the foregoing, all unvested Incentive Units shall remain unvested after any Transfer thereof and shall only become vested thereafter to the extent provided in Section 2 hereof.

“LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of CGH Management Holdings, LLC, dated as of April 20, 2016, and as may be amended from time to time.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a governmental entity.

“Public Offering” means a firm commitment underwritten public offering of shares of common stock undertaken by Chobani or an entity controlling Chobani, as the case may be (the “Registered Company”) pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission on Forms S-1 or S-3 (or any successor forms adopted by the Securities and Exchange Commission); provided that the following shall not be considered a Public Offering: any issuance of common Equity Securities in connection with and as consideration for a merger or acquisition or (ii) any issuance of common Equity Securities or rights to acquire common Equity Securities to employees, officers, directors, consultants or other service providers of Chobani or any of its Subsidiaries as part of an incentive or compensation plan, agreement or arrangement. An “initial Public Offering” means the first Public Offering undertaken by the Registered Company.

“Public Sale” means any sale of common stock (i) to the public pursuant to a Public Offering or (ii) to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any similar provision then in effect) adopted under the Securities Act.

“Sale of Chobani” means one or more of the following effected in a single transaction or series of transactions, whether or not related, with one or more independent third parties: (i) the sale of all or substantially all of Chobani’s assets (including Equity Securities of Chobani’s Subsidiaries) or the assets of Chobani’s Subsidiaries, on a consolidated basis; (ii) the sale of the issued and outstanding Equity Securities of Chobani possessing 66 2/3% of the total combined voting power (other than voting rights accruing only in the event of a default or breach) of all classes of voting Securities of Chobani normally entitled to elect a new Chobani Manager; or (iii) the merger or consolidation of Chobani or substantially all of Chobani’s Subsidiaries with one or more independent third parties in a transaction in which such independent third party(ies) thereafter control, directly or indirectly, the business and affairs of

Chobani or the Subsidiaries party to such transaction; provided that a Public Sale shall not constitute a Sale of Chobani. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting Securities, by contract or otherwise.

“Securities Act” means the Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future law.

“Separation Event” means Grantee ceasing to provide services to the Company, Chobani or any of their respective Affiliates for any reason or for no reason, including death, disability, resignation or termination either by the Grantee or by the Company, Chobani or any of their respective Affiliates.

“Total Equity Value” means the aggregate proceeds that would be received by the Members if: (i) the assets of Chobani were sold at their Fair Market Value on arm’s-length terms, with neither the seller nor the buyer being under compulsion to buy or sell such assets; (ii) Chobani satisfied and paid in full all of its obligations and liabilities; (iii) such net sale proceeds were then distributed to the members of Chobani in accordance with the Chobani LLC Agreement; (iv) the Company satisfied and paid in full all of its obligations and liabilities; and (v) such net sale received by the Company pursuant to clause (iii) were then distributed to the Members in accordance with the LLC Agreement, all as determined by the Manager in good faith.

“Transaction Documents” means this Agreement, the Plan, the LLC Agreement and all other agreements, instruments, certificates, and other documents to be entered into or delivered by Grantee in connection with the transactions that have occurred or are contemplated to occur, as the case may be, pursuant to this Agreement, the Plan, the LLC Agreement and any side agreements to which Grantee is a party related to and entered into in furtherance of the foregoing.

“Transfer” means any, assignment, sale, offer to sell, pledge, mortgage, hypothecation, or any other like transfer or encumbrance on or disposition of Incentive Units or any direct or indirect beneficial, economic, participation or other interest therein (all of the foregoing, whether with or without consideration, whether voluntarily or involuntarily or by operation of law).

5.     Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of the Plan shall be in writing and shall be deemed to have been given or made (a) when delivered personally to the recipient, (b) upon confirmed transmission, when delivered by facsimile or by means of electronic mail to the recipient, provided that if delivered by facsimile or electronic mail after 5:00 p.m. New York, New York time, delivery will be deemed to have occurred on the next business day, or (c) when delivered by overnight courier, when delivery is made according to the records of such courier. Such notices, demands, and other communications shall be sent to the Company at the following address and to

Grantee at the address for Grantee set forth from time to time in the books and records of the Company or its Affiliates, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice pursuant to this Section 5 to the sending party.

CGH Management Holdings,

LLC c/o Chobani Global

Holdings, LLC 147 State

Highway 320

Norwich, New York 13815

Attention: Office of General

Counsel Facsimile:

Telephone:

E-mail:

6.     General Provisions.

(a)     Entire Agreement. This Agreement, the LLC Agreement and the Plan include the complete agreement and understanding among the parties and supersede and preempts any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter of this Agreement and/or the Plan in any way.

(b)     Non-Assignment; Successors. Except as otherwise provided in the Plan or this Agreement, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties to this Agreement and their respective legal representatives, heirs, distributors, successors and assigns; provided that Grantee may not assign or otherwise delegate any of Grantee’s rights or obligations under this Agreement or the Plan without the prior written consent of the Company. Any purported assignment or delegation by Grantee in violation of this Agreement shall be void and shall have no legal or equitable force or effect.

(c)     Severability. The provisions of the Plan and this Agreement shall be deemed severable. The invalidity or unenforceability of any provision of the Plan or this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of the Plan or this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of the Plan or this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by applicable law.

(d)     Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(e)     Further Action. The parties shall execute and deliver all documents, provide all information, and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

(f)     Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(g)     Amendment. The provisions of this Agreement may be amended, modified or waived in a manner materially adverse to Grantee only as permitted by the Plan, the LLC Agreement or, if otherwise, with the prior written consent of the Company and Grantee.

(h)     Indemnification and Reimbursement of Payments on Behalf of Grantee. To the extent required by law, the Company, Chobani and their respective Affiliates shall be entitled to deduct or withhold from any cash amounts owing to Grantee any taxes imposed with respect to either (a) Grantee’s compensation or other payments from the Company, Chobani or any of their respective Affiliates or (b) Grantee’s ownership interest in the Company, including wages, bonuses and/or cash distributions. To the extent that such amounts are insufficient to permit the payor to satisfy its withholding obligations arising from Grantee’s compensation or other payments, Grantee shall indemnify the Company, Chobani and each of their respective Affiliates for any amounts paid with respect to any such taxes, together with any interest, penalties and related expenses thereto.

(i)     Survival. All covenants, representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement shall survive a Separation Event and shall remain in full force and effect after such Separation Event.

(j)     Adjustments of Numbers. All numbers set forth herein that refer to unit prices or amounts will be appropriately adjusted to reflect unit splits, unit dividends, combinations of units and other recapitalizations affecting the subject class of equity.

(k)     Deemed Transfer of Grantee Securities. If, pursuant to the terms and conditions of this Agreement or the LLC Agreement, (i) any Grantee Securities are forfeited in accordance with the provisions of this Agreement or the LLC Agreement and/or (ii) the Company (and/or any other Person acquiring Securities as permitted under this Agreement) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Grantee Securities to be repurchased in accordance with the provisions of this Agreement or the LLC Agreement in the proper amount and form as finally determined in accordance with the provisions of this Agreement, then from and after such time, the Person from whom such Grantee Securities are forfeited or to be repurchased shall no longer have any rights as a holder of such Grantee Securities (other than, with respect to Grantee Securities to be repurchased, the right to receive payment of such consideration in accordance with this Agreement or the LLC Agreement), and such Grantee Securities shall be deemed forfeited or purchased, as applicable, in accordance with the applicable provisions hereof or of the LLC Agreement, and the Company (and/or any other Person acquiring Securities) shall be deemed the owner and holder of such Securities, whether or not the certificates therefor, if any, have been delivered as required by this Agreement or the LLC Agreement. In furtherance of the foregoing, the Grantee authorizes and consents, and hereby irrevocably and unconditionally grants the Manager a power of attorney to act as Grantee’s attorney-in-fact, to cause such forfeiture, purchase or other Transfer of the Grantee Securities as provided herein and in the LLC Agreement.

(l)     Third Party Beneficiaries. Except as expressly provided herein or in the Plan, no term or provision of this Agreement or the Plan is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action under this Agreement or the Plan. For avoidance of doubt, nothing in this Section 6(l) shall restrict the rights of the Administrator, the Company, Chobani or any of their respective Affiliates as set forth under this Plan or any Grant Agreement.

(m)     Public Offering. If, after consummation of a Public Offering, a holder of Grantee Securities receives Securities of the Registered Company in respect of such holder’s Securities, then such Securities will be treated in the same manner as the Securities with respect to which they were distributed for purposes of Sections 1 through 4 hereof, except as otherwise expressly set forth herein.

(n)     Currency. All transactions contemplated by this Agreement are contemplated to occur in United States dollars and any reference herein to dollars or “$” shall be deemed to refer to United States dollars.

(o)     Electronic Delivery. Any reference herein or in the Plan to a “written” agreement or document will include any agreement or document delivered electronically or posted on the intranet of the Company, Chobani or any of their respective Affiliates (or other shared electronic medium controlled by the Company, Chobani or any of their respective Affiliates to which Grantee has access).

(p)     No Rights to Continued Employment or Service or to Award. Nothing in the Plan or in this Agreement shall confer on Grantee any right to employment or continued service with the Company, Chobani or any of their respective Affiliates, or interfere in any way with the right of the Company, Chobani or any of their respective Affiliates to terminate or change the terms of Grantee’s employment or service at any time. Grantee does not have a right to receive any additional Award in the future.

(q)     Governing Law and Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each Grantee and other Persons having rights under this Agreement irrevocably submits to the non-exclusive jurisdiction of the Court of Chancery of the State of Delaware (the “Court of Chancery”) or, to the extent the Court of Chancery does not have subject matter jurisdiction, the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts (the “Delaware Federal Court”) or, to the extent neither the Court of Chancery nor the Delaware Federal Court has subject matter jurisdiction, the Superior Court of the State of Delaware (the “Chosen Courts”), for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each Grantee and other Persons having rights under this Agreement further agrees that service of any process, summons, notice or document by United States certified or registered mail to such Grantee’s or such other Person’s respective address set forth in the books and records of the Company or any Affiliate, or such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party shall be effective service of process in any action, suit or proceeding in the Chosen Courts with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence. Each Grantee irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Plan, such Grantee’s Grant Agreement or Unit Grant, or the transactions contemplated by such documents in the Chosen Courts and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such Chosen Courts has been brought in an inconvenient forum. The Incentive Units (and the series of which they are a part) shall not constitute a “series” within the meaning of Section 18-215 of the Act.

(r)     WAIVER OF JURY TRIAL. Each party to this Agreement irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Plan.

Signature Page to Grant Agreement Immediately Follows

Signature Page to Grant Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Equity Grant Agreement to be effective as of the Grant Date.

CGH MANAGEMENT HOLDINGS, LLC

By:
Name:	Hamdi Ulukaya
Its:	President

GRANTEE

Name:

The following additional definitions shall apply to the Agreement:

“Grantee’s Address” means:	Address of legal counsel, if any to Grantee:

The Company hereby notifies Grantee that it may rely on one or more of the following exemptions that are indicated with a check or “x” from the registration requirements of the Securities Act with respect to the grant of the Grantee Securities hereunder: ☒ Rule 701; ☒ Section 4(a)(2); ☒ Regulation D; ☒ “no sale” doctrine.